Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,696.13
Total Transaction Valuation	62,969,776.95
Total Offset Amount	0.00
Net Fee	$ 8,696.13